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                                                                   EXHIBIT 10.11

                        CORPORATE RESOLUTION TO BORROW

     RESOLVED, that this corporation, PERSONIFY INCORPORATED, a California corporation, borrow from TRANSAMERICA BUSINESS CREDIT CORPORATION ("TBCC"), from time to time, such sum or sums of money as, in the judgment of the officers hereinafter authorized, this corporation may require.

     RESOLVED FURTHER, that any officer of this corporation (hereinafter "authorized officers") be, and they hereby are authorized, directed and empowered, in the name of this corporation, to execute and deliver to TBCC, and TBCC is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments evidencing and/or securing the indebtedness of this corporation for the monies so borrowed, or to be borrowed, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any notes or any other indebtedness of this corporation to TBCC, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to TBCC, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods and all other property, of every kind, and to execute and deliver to TBCC any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the preceding paragraph may contain such provisions, covenants, recitals and agreements as TBCC may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that any and all acts of the authorized officers of this corporation done or made heretofore in connection with the borrowing of money from TBCC, including, but not limited to: the execution of all instruments evidencing the indebtedness of this corporation for monies so borrowed and renewals or extensions thereof, and the grant, transfer, pledge, mortgage, assignment, or any other hypothecation, or deed in trust of any property belonging to this corporation as security for the indebtedness of this corporation, to TBCC and the delivery of all instruments related thereto to TBCC, are hereby ratified, approved and confirmed.

     RESOLVED FURTHER, that any bank, banker or trust company be and it hereby is, authorized and requested to receive for deposit to the credit of TBCC without further inquiry, all checks, drafts and other instruments for the payment of money payable to this corporation or its order, and that said bank, banker, or trust company shall be under no liability to this corporation

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for the disposition which TBCC may or shall make of said instruments or the proceeds thereof, and that any officer or agent of TBCC is hereby authorized and empowered to endorse the name of this corporation to any and all checks, drafts, and other instruments payable to this corporation or its order.

Warrants
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     RESOLVED FURTHER, that, in connection with the foregoing loans, this corporation shall issue to TBCC Funding Trust II, a Delaware business trust seven-year warrants to purchase 22,000 shares of common stock of this corporation, at a price per share and on such other terms and provisions of TBCC's standard form Warrant to Purchase Stock and related documents, with such changes therein as TBCC and this corporation shall agree; any officer of this corporation is hereby authorized to execute and deliver such Warrant to Purchase Stock and related documents, and all documents and instruments relating thereto, in such form and containing such additional provisions as said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

     RESOLVED FURTHER, that TBCC is authorized to act upon this resolution until written notice of its revocation is delivered to, and actually received by, TBCC, and that the authority hereby granted shall apply with equal force and effect to the successors in office of the officers herein named.

     I, Secretary of PERSONIFY INCORPORATED, a corporation, incorporated under and by virtue of the laws of the State of California, do hereby certify that the foregoing is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation.

     I further certify that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked, and that the following are the names and specimen signatures of the officers and agents of said corporation:

Name                          Office                        Signature
----                          ------                        ---------

___________________           ________________________      ____________________

___________________           ________________________      ____________________

___________________           ________________________      ____________________

___________________           ________________________      ____________________

     IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary and affixed the corporate seal of said corporation on March 31, 2000.

                                                     Richard Vinchesi
                                          -----------------------------------
                                             Secretary of Said Corporation

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